Commitments	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]

Note 6 - Commitments

The Company granted the underwriter a 45 day option to purchase up to an additional 600,000 Units to cover over-allotments if any. On March 30, 2011, the underwriter exercised a portion of its option and purchased 106,500 additional Units of the Company. The remainder of the over-allotment option expired unexercised.

The Company presently occupies office space provided by an affiliate of the Company’s Executive Chairman and by an affiliate of the Company’s Special Advisors. Such affiliates have agreed that, until the Company consummates a Business Combination, they will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliates an aggregate of $7,500 per month for such services commencing on March 16, 2011.

Pursuant to letter agreements executed March 16, 2011 with the Company and the underwriter, the Initial Shareholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

The Company has engaged EBC on a non-exclusive basis, to act as its advisor and investment banker in connection with its initial Business Combination to provide it with assistance in negotiating and structuring the terms of its initial Business Combination. The Company will pay EBC a cash fee of $1,120,000 for such services upon the consummation of its initial Business Combination.